Filed under Rule 497(k)
Registration No. 333-08653

Seasons Series Trust

SA Multi-Managed International Equity Portfolio

(the “Portfolio”)

Supplement dated May 27, 2026, to the Portfolio’s Summary Prospectus,

dated July 29, 2025, as supplemented to date

At a meeting held on March 26, 2026, the Board of Trustees of Seasons Series Trust (the “Trust”) approved certain changes to the Portfolio’s principal investment strategies and 80% investment policy, as set out below. The Trust intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes. The filing is subject to review by the SEC and is expected to become effective on or about July 29, 2026.

The first paragraph in the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Portfolio” is deleted in its entirety and replaced with the following:

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in equity securities. The Portfolio will invest in issuers in at least three countries other than the United States. Although the Portfolio invests primarily in issuers located in developed countries, the Portfolio may invest in companies located in developing or emerging markets. The Portfolio invests primarily in large-capitalization companies, though it may invest in companies of any market capitalization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.